Exhibit 10.16

*** Text omitted and filed separately

Confidential Treatment Requested

under 17 C.F.R. §§200.80 (b)(4) and 240.24b-2

Project Contract for Protocol NTI 0302

This Project Contract is entered into between Neurobiological Technologies, Inc. (“NTI”) and ICON Clinical Research, L. P., (“ICON”) as of the 1st day of January 2005 (the “Effective Date”) pursuant to the Master Services Agreement between the parties dated as of the 1st day of December 2003 (the “Master Agreement”). Except as modified by this Project Contract, the terms and conditions of the Master Agreement are incorporated herein by reference and shall govern the performance of the parties’ duties under this Project Contract. Capitalized terms used herein and not otherwise defined are used as defined in the Master Agreement.

1.	Protocol. The study to be performed is entitled “A Phase III Randomized, Double-Blind Study Comparing Human Corteotropin-Releasing Factor (hCRF) to Dexamethasone for Control of Symptoms Associated with Peritumoral Brain Edema in Patients with Malignant Brain Tumors, Protocol Number NTI 0302,” which Protocol is dated July 10, 2004 (the “Study”), and such Protocol is incorporated herein by reference, as may be amended from time to time.

2.	ICON Proposal. The services to be performed by ICON for the Study (“Services”) are set forth in the proposal attached as Exhibit A and incorporated herein by reference.

3.	Costs and Payment Schedule. In consideration for ICON’s Services under this Project Contract, NTI agrees to pay ICON in accordance with the budget set forth in the attached Exhibit B and incorporated herein by reference. The total amount payable by NTI to ICON in respect of direct fees, exclusive of pass-through expenses, under this Project Contract shall in no way exceed Six Hundred Five Thousand One Hundred Ninety-Four dollars ($605,194) without prior written consent of both parties. Pass-through expenses under this Project Contract are estimated to be Four Thousand Two Hundred and Fifty dollars ($4,250).

4.	Transfer of Obligations. Pursuant to 21 CFR §312.52, NTI hereby transfers to ICON and ICON hereby assumes all the obligations of NTI as sponsor of the Study as set forth in Exhibit C attached and incorporated herein by reference and included on Form FDA 1571, Section 13. NTI shall retain the right to assume any of the duties delegated to ICON at any time and the Services and Exhibit C shall be adjusted accordingly.

5.	Key Personnel. Key Personnel under this Project Contract are named in the attached Exhibit D.

6.	Term. This Project Contract shall begin as of the Effective Date and shall be completed by March 31, 2007 when all of the Services are fully performed in accordance with this Project Contract, unless terminated earlier pursuant to the Master Agreement.

7.	Licenses. By accepting ICON deliverables, NTI accepts responsibility for obtaining all required licenses to view, use and process such data, other than such licenses as it is necessary to have to view, use and process such data, and which ICON can provide at no or negligible cost to ICON because the licensed property is proprietary or sublicenseable by ICON, which licenses ICON hereby grants.

8.	Notices. Unless otherwise directed in writing by the receiving party, day-to-day correspondence relating to this Project Contract shall be delivered in accordance with the Master Agreement and addressed as follows:

If to NTI:	Neurobiological Technologies, Inc. Attn: Heather McLaughlin Clinical Project Manager 3260 Blume Drive, Suite 500 Richmond, CA 94806 Phone: 510-262-1730 Fax: 510-262-0204 Email: heatherm@ntii.com

If to ICON:	ICON Clinical Research, L. P. Amy Simon Contract Analyst — Business Development 212 Church Road North Wales, PA 19454 Phone: 215-616-3589 Fax: 215-616-3095 Email: simona@iconus.com

With a copy to:	ICON Clinical Research, L. P. Claudia Kunzler Director, Business Development 555 Twin Dolphin Drive, Suite 400 Redwood City, CA 94065 Phone: 650-369-8399 Fax: 650-591-0611 Email: kunzlerc@iconus.com

9.	Invoices and Payments. All ICON invoices should be forwarded to NTI as follows:

Attn: Heather McLaughlin

Clinical Project Manager

3260 Blume Dave, Suite 500

Richmond, CA 94806

Phone: 510-262-1730

Fax: 510-262-0204

Email: heatherm@ntii.com

All payments should be forwarded to ICON pursuant to:

ICON Clinical Research, L. P.

Attn.: David Peters, Vice President of Finance

P.O. Box 82-8268

Philadelphia, PA 19182-8268

Tax I.D. Number: 52-2133696

10.	Exhibits. The Exhibits attached hereto form an integral part of this Project Contract and are hereby incorporated by reference.

11.	Entire Agreement. With respect to the Services performed under this Project Contract, this Project Contract, including the attached Exhibits, and the Master Agreement contain the entire agreement of the parties. Any modifications to this Project Contract must be in writing and signed by the parties.

IN WITNESS WHEREOF, the parties hereto have executed this Project Contract as of the dates stated below.

ICON Clinical Research, L.P.		Neurobiological Technologies, Inc.

By:	/s/ Richard D. Malcolm	By:	/s/ Lisa Carr
Richard D. Malcolm, Ph.D.		Printed Name: Lisa Carr
Vice President, Business Development		Title: Senior VP, CMO
Date: 12/6/04		Date: 12/8/04

Exhibit A

Proposal

Project assumptions as developed by ICON are presented in the following pages and reflect our understanding of NTI’s expectations for this study. These assumptions are the basis for the cost estimate provided and any changes in these assumptions may result in modification of the estimates provided.

•	This proposal is based on estimated study parameters and predictions of final study variables. Project assumptions and costs may change as study parameters change.

•	ICON has included costs for biostatistical input on the study protocol and CRFs. Costs for this input were not included in previous budgets.

•	The first patient will be enrolled in the study in January 2005. [***]

•	An interim analysis has been planned for this study.

Timelines

Milestone	Target Date
First Patient In	January 31, 2005

[***]	[***]

[***]	[***]

[***]*	[***]

ICON Involvement Ends	March 1, 2007

Total ICON Involvement	25 Months

*	Assumes the statistical analysis plan will be finalized and approved at least 4 months prior to the delivery of any tables, listings and graphs

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*Confidential Treatment Requested

Sites/Patients

NTI 0302
Maximum Number of Sites	15

Number of Randomized Patients	120

Number of Completed Patients	120

Translations

•	Any translations of the protocol, case report form (CRF), informed consent form (ICF), or other documents required for this study will be the responsibility of NTI.

Standard Operating Procedures (SOPs)

•	Unless otherwise noted in these assumptions, ICON SOPS will be followed for this project.

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*Confidential Treatment Requested

Study Specifications

Project Task	NTI	ICON
Write Protocol (Covered under a previous consulting agreement.)	[***]	[***]

Design CRF (Covered under a previous consulting agreement)	[***]	[***]

Conduct Site Qualification Visits	[***]	[***]

Select Investigators	[***]	[***]

Negotiate Investigator Agreements	[***]	[***]

Administer Investigator Payments	[***]	[***]

Collect Site Regulatory Documents	[***]	[***]

Provide Randomization Schedule	[***]	[***]

Study Drug Storage and Shipment to Sites	[***]	[***]

Participate in Investigators’ Meeting	[***]	[***]

Conduct Site Initiation Visits	[***]	[***]

Conduct Interim Monitoring Visits	[***]	[***]

Conduct In-House Site Management	[***]	[***]

Provide Medical Monitoring	[***]	[***]

Process SEAs	[***]	[***]

Conduct Site Audits	[***]	[***]

Conduct Site Closeout Visits	[***]	[***]

Conduct Data Management Activities	[***]	[***]

Prepare Statistical Analysis Plan (SAP)	[***]	[***]

Provide Tables, Listings, and Graphs	[***]	[***]

Prepare Final Clinical Study Report	[***]	[***]

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*Confidential Treatment Requested

•	This study will be processed using DataFax, version 3.5 or higher. For costing purposes, it was assumed that the study site will fax all study CRF pages into DataFax. Electronic images of CRF pages will be delivered to NTI at the end of the study

•	ICON will assign a clinical data reviewer (CDR) to provide data review and CRF page sign-off within DataFax.

•	Some costs for protocol and CRF development were included in a previous consulting agreement. Additional costs for these tasks have been included in the budget for this study.

•	ICON assumes that NTI will prepare a mockup of the CRF binders that will be sent to an outside printer for production and shipment. ICON will review the mockup and provide comments.

•	ICON assumes that there will be a maximum of 27 unique CRF templates and up to 60 CRF pages per patient that will be completed by the investigational sites and entered into the study database.

•	ICON estimates that a maximum of 9,270 CRF pages will be processed. This total consists of an average of 60 pages for each of 120 patients, or 7,200 original CRFs, along with the assumption that up to 35% of the CRF pages, or 2,520, will generate queries that will require additional data processing.

•	The study nurse/coordinator at each study site will complete the CRF pages for all patient visits.

•	For costing purposes, ICON estimates that up to 15 sites may be used for this study.

•	ICON will program a series of logic checks in DataFax and in SAS to ensure that CRF data are consistent and within the appropriate ranges for this study. These checks will be run up to 12 times during the study.

•	Following resolution of all queries at the end of the study, the database will be audited. ICON proposes a data audit scheme whereby the study database will be inspected by independent sampling of up to 50% of the CRF templates (i.e., a total of 13 CRF templates). Supplemental audit/correction efforts will be undertaken should discrepancies in excess of those allowed by audit specifications be detected.

•	The database will not be audited prior to the interim analysis.

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*Confidential Treatment Requested

•	CRF templates will be selected for audit based upon the following criteria: (a) file contains safety data (e.g., adverse event, laboratory, study termination, serious adverse event, or death information); (b) file contains efficacy or other important outcome data; (c) file contains data that have been identified as potentially problematic (e.g., site had problems filling out the form, or the form had fields that may have had a higher than usual rate of data entry errors). NTI will approve the selection of files to be subjected to audit.

•	Approximately one week prior to anticipated data lock for each part of the study, ICON will randomly select records from each data file. The number of data records per data file that will be selected is shown below.

Number of Records Per Data File	Sample Size	Acceptance Number	Rejection Number
15	[***]	[***]	[***]
16–20	[***]	[***]	[***]
21–25	[***]	[***]	[***]
26–35	[***]	[***]	[***]
36–50	[***]	[***]	[***]
51–70	[***]	[***]	[***]
71–110	[***]	[***]	[***]
110–140	[***]	[***]	[***]
141–215	[***]	[***]	[***]
216–850	[***]	[***]	[***]
>850	[***]	[***]	[***]

•	A data specialist will audit each data file by comparing the randomly selected data records to the raw data (CRF images from DataFax). The results of the audit for each data file will fall into one of three categories: (a) the number of defective records is less than or equal to the acceptance number, and the data file is accepted; (b) the number of defective records is greater than the rejection number due to a systematic error that, when corrected, renders the data file acceptable (i.e., the number of defective records is less than or equal to the acceptance number); or (c) the number of defective records is greater than the rejection number, and the data file is rejected.

•	ICON will resolve the errors uncovered by the audit and make the necessary corrections to each data file. For data files that were rejected, ICON will randomly select records from the corrected data files and perform a second audit. For any data file that is rejected during the second audit, ICON will conduct a 100% quality control review. ICON will report the audit results to NTI.

•	Data files for the study will be considered “locked” after all selected data files have passed audit inspection and corrections identified during the audit have been made.

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*Confidential Treatment Requested

•	ICON assumes that it will provide up to 24 monthly DataFax reports to NTI for this study. These reports will include information on visits completed and CRFs faxed, by site and patient number.

•	ICON assumes that the study sites will complete serious adverse event forms for each SAE and fax them directly to the designated Medical Monitor. The Medical Monitor designated by NTI will review the completed forms, resolve any outstanding questions, and prepare any documentation necessary for the FDA.

•	NTI will be responsible for periodically reconciling the clinical study database with the SAE data on file at NTI.

•	ICON assumes that one (1) data listing will be produced for use by NTI in reconciling the clinical database to the SAE data on file at NTI. Up to 12 critical fields will be included on the listing. This listing will be provided to NTI up to eight (8) times. This listing will be produced solely for SAE reconciliation and does not correspond to any of the listings that will be generated by the ICON biostatistics and programming departments as part of the interim or final reports.

•	One (1) additional data listing for Medical History will be provided. This will be used in conjunction with the AE listing to track steroid-related AE’s. This listing will be sent to NTI up to eight (8) times.

•	ICON assumes that there could be up to an average of 20 adverse events and 18 concomitant medications per patient that will require electronic encoding during this study.

•	ICON assumes that a central laboratory will be used for this study. Laboratory results will be transferred electronically to ICON up to six (6) times during the study. For costing purposes, ICON has assumed that laboratory data files will be sent to ICON as SAS datasets in transport format and that the datasets will contain the corrected, cumulative results available at the time of transfer.

•	ICON will transfer a project archive to NTI following final approval of the clinical study report (CSR) for this study. This archive will include the following: SAS datasets containing the raw data, annotated case report forms, and PDF files containing patient CRF images (100 DPI). All SAS datasets supplied to NTI will be in SAS transport format.

•	A third party interactive voice response system (IVRS) will be used to assign patients to treatment groups. A biased coin randomization scheme will be used. Under a separate consulting agreement, ICON Biostatistics has prepared specifications for the procedure so that the IVRS group can implement the procedure accurately.

•	The IVRS group will periodically provide a spreadsheet to an unblinded ICON statistician assigned to the study. The spreadsheet will be used to QA the process (i.e., cross-check patient treatment group assignment balance by stratum). For costing purposes, ICON has assumed that QA will occur following randomization of every 20 new patients.

•	For the interim analysis, ICON assumes that there will be up to four (4) tables, zero (0) figures, and five (5) listings. In addition, sample size calculations will be undertaken as part of the interim analysis.

•	For the final analysis, ICON assumes that there will be up to 34 tables (23 unique and 11 replicate); 8 figures (5 unique and 3 replicate); and 31 listings.

•	Replicate data displays (tables, listings, graphs) are those that are either an exact repeat of previously programmed displays rerun with a different patient subset, or essentially identical to displays previously programmed but containing different analysis variables.

•	ICON will prepare the Statistical Analysis Plan (SAP) for the final report. For costing purposes, ICON has assumed that the SAP will include the following:

•	Definition of variables to be analyzed, including the algorithm that will be used to compute all derived variables.

•	Analysis procedures that will be employed, including mathematical models and SAS procedures where applicable.

•	Naming conventions, abbreviations, and labels for groups and variables.

•	Analysis conventions for missing data and early terminations.

•	Mockup tables, figures, and listings (for unique tables, figures, and listings only).

•

The draft SAP will be sent to NTI following enrollment of the first 20 patients. NTI will review the draft plan and provide one consolidated set of comments to ICON. Based on this input from NTI, ICON will make any requested modifications to the plan and submit it to NTI for review and approval. One additional iteration of the SAP has been budgeted, if necessary. Additional iterations will be at time and cost.

•	Programming of tables, listings, and graphs will commence after approval of the final SAP by NTI. Up to ten (10) analysis datasets will be developed prior to the analysis. The analysis datasets will include analysis variables, demographic variables, and any other variables deemed necessary for the production of tables, data listings, or graphs. All variables will have labels attached to them and a separate format library will be created for variables that require formats. The analysis datasets should be the starting point for tables, listings, and graphs.

•	ICON assumes that it will not be responsible for providing tables and listings for input to the annual report to the IND for the CRF during the course of the study. If NTI needs such tables and listings, they will be prepared under a separate consulting agreement.

•	After database lock, ICON will provide draft tables, figures and data listings to NTI for review and approval. ICON assumes that NTI will return one set of consolidated, written comments to ICON. Based on these comments, ICON will finalize the tables, figures and data listings.

•	ICON Biostatistics will prepare a statistical package preparation of the final integrated clinical study report (CSR). The statistical package will include tables, figures, data listings, and descriptions of the study design, variables measured, and statistical methods of analysis.

•	ICON Biostatistics will review the CSR and provide comments upon it.

•	ICON Biostatistics will transfer a biostatistics archive to NTI following the final approval of the CSR. The archive will include hard copy and electronic copies of the final SAP, and the derived SAS datasets used for the final CSR. All SAS datasets supplied to NTI will be in transport format.

•	ICON has included costs for up to two (2) investigator’s meetings in the budget for NTI study 0303. The costs for an investigator meeting that took place in December 2003 were included under a different study number.

•	Per its long-standing relationship with NTI, ICON has waived invoicing NTI for travel time for the investigator’s meetings for this study.

•	Project assumptions as developed by ICON are presented in the following pages and reflect our understanding of NTI’s expectations for this study. These assumptions are the basis for the cost estimates provided in the previous section; any changes in these may result in modification of the provided estimates.

•	50% of system development fee is payable upon signature of final agreement. The remainder is payable when the system becomes operational. If enrollment is delayed, 25% of the monthly fee will be assessed for telephone and system maintenance. If applicable, travel expenses for set-up meeting will be pass-through.

•	The monthly fee will be assessed until IVRS is no longer required. A minimum number of months will be billed (66% of total number of months proposed) if all patients complete early. The monthly fee includes all telephone and fax charges. No additional pass-through casts will he assessed.

•	The cost for Investigator meetings’ does not include pass-through expenses such as airfare, meals, etc. Additionally, the estimated cost includes 4 hours preparation, 8 hours of travel and a one-day meeting. Each additional day = $1,000.00

•	IVR system will be activated for a period of 23 months (20 month enrollment, 3 months treatment & follow up)

•	Drug management consists of notifying the drug supplier / shipper (third party vendor) that a patient has entered the study. The supplier will ship the drug directly to the site and the site will then call the IVR system to confirm receipt of study drug. Additionally, patients will be administered drug at time of randomization and also at week 4.

•	Actual drug packaging and shipping will be by a third party.

•	Dynamic randomization based on stratification. Randomization scheme to be provided by NTI.

•	Voice prompt recording fee is due when system becomes operational.

Timelines

Major Milestones	Target Date

Project Award Date	28-Sep-04

Final, signed IVRS specifications/User Requirements	28-Oct-04

System “Go Live” Date	27-Dec-04

First Patient Randomized	1-Jun-05

Last Patient Randomized	[***]

Last Patient Treated	[***]

Investigator Meeting	[***]

System completion - final data transfer	[***]

Study close-out (IVRS)	[***]

Study Information

PROTOCOL
Duration of IVRS Involvement	23 months

Enrollment Period	[***]

Treatment & follow up period	3 months

Number of NA Sites	15

Number of W. Europe Sites	0

Number of ROW Sites	0

Number of Randomized Patients	120

Countries Involved	US

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System Development

•	Each IVR system is developed within the parameters defined in the protocol and as specified by the study team. The following are involved in system set-up:

•	Initial set-up meeting

•	System Design

•	System programming

•	System testing and validation

•	Computer and telephone configuration

•	Import/data entry of site information

•	Documentation

•	Demonstration/Sample system

Reporting

•	Confirmations will be faxed and/or emailed to the site immediately following a successful call to the IVRS. These one-page reports will re-state the information entered into the IVRS as well as list the assigned patient treatment.

•	Real-time summary reports are available through a secure Internet connection. (Demonstration reports may be found at http://icophonc.iconus.com using [***]). These reports will list patient enrollment/randomizations per site and are available to access 24 hours/day. The sponsor will define who receives access to the Internet reports.

•	Weekly data transfer reports are also available upon request.

System Maintenance

•	We will maintain the IVRS for the duration of the study.

•	Full backups of all data are performed nightly.

•	24-hour sponsor/site support is available throughout the life of the study.

Documentation

•	We retain all documentation related to this study in compliance with relevant guidelines and regulations. All records are available for the sponsor or FDA auditors, and are maintained for a period of 15 years. Upon study completion, we will provide the sponsor with both a hard copy and electronic version of the IVRS database.

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Project Management

•	An IVRS project manager will be assigned to the study for the life of the project. He or she is responsible for managing system set-up, providing service to the study team and maintaining budgets and timelines.

Interactive Voice Response System (IVRS)

Site capabilities	• Randomization • Subject Re-supply (2 calls) • Subject Discontinuation/Completion • Confirm receipt of drug shipment

Patient Capabilities	• [***]

Sponsor capabilities	• Site activation

Reporting

Site Level	• Fax or email confirmation. A confirmation fax and/or email is sent after each successful call to the system • Real-time site-specific summary reports available via the Internet

Sponsor Level	• Up to five Real-time summary reports available via the Internet • Weekly data transfer

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Project assumptions as developed by ICON are presented in the following pages and reflect our understanding of NTI’s expectations for this study. These assumptions are the basis for the costs provided. Any changes in these assumptions may result in a modification of the costs provided.

Timelines

Milestone	0302
ICON Grant Payments Begins	January 31, 2005
Last Patient In	[***]
Last Patient Out	[***]
ICON Involvement Ends	March 1, 2007

Total ICON Involvement for Grant Payments	25 Months

Sites/Patients

0302
Number of Sites (Administration of Payments)	15
Number of Patients	120

Standard Operating Procedures (SOPs)

•	ICON SOPs will be followed for this project

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ICON will assign a project team to facilitate the conduct of this study.

Project Manager

ICON proposes Tracey Metez as the Project Manager for this study. She will be allocated 2.5% to the 0302 study and will be based in the North Wales, PA office. Project responsibilities include the following:

•	Serve as NTI’s primary point of contact during the conduct of this program

•	Perform all duties to ensure the success of sponsor programs as outlined in the clinical service agreement

•	Manage budget reports and provide NTI with verbal and written updates

•	Participate in teleconferences and on-site meetings as necessary with NTI to report on progress and promptly resolve issues

•	Participate in training of ICONomics with NTI as necessary

•	Oversee and coordinate the entry of status updates

•	Authorize grants to Investigators

Investigator Grants Manager

•	Oversight of grants administration staff

Investigator Payments Administrator

•	Process payments to investigators

•	Provide historical payment info as requested

•	Serve as a liaison to Accounts Payable

Investigator Payments Assistant

•	Support Investigator Payments administrator

•	Load ICONomics system with study specific information

ICOTrack/ ICONomics

•	Costs include ICOTrack set-up, monthly maintenance, and ICON standard reports

•	ICONomics, ICON’s grants management system, will be used to generate payments for investigators

•	ICON assumes that NTI will provide clean data to ICON to be loaded into the ICOTrack system for subsequent use in site payments via ICONomics

Grant Administration

•	ICON will administer payments due to investigators on a monthly basis

•	NTI will be responsible for grant negotiations and any revisions to grant payments

•	Any courier expenses will be passed through to NTI

•	Pass-through Investigator fees have not been estimated

•	Upon execution of the Project Contract for this study, ICON would request an initial payment equal to 15% of the total budget for investigator payments. ICON will draw down upon these funds to pay Investigator Grants and will provide NTI with monthly invoices accounting for such payments on an “as-paid” basis, without any added overhead, management fee or profit factor. NTI will not be responsible to pay any additional amounts for Investigator Grant payments until the initial payment reaches $10,000 or less, whereupon ICON will invoice NTI for an amount to replenish the funds to again equal 15% of the total budget for Investigator Grant Payments. If at any time funds are insufficient to cover Investigator Grant payments, ICON will delay payments to Investigators pending receipt of additional funds from NTI. At the end of the Projects, any excess funds held by ICON shall be returned to NTI.

ICONomics Set-Up

Completing the detailed screens found in ICONomics Set-Up is the first step in setting up the payment process for a study in ICONomics. The system stores all the study-specific details of the payment schedules, types of payments that will be made for a given study, and standard defaults for all payment information. It also stores all investigator specific information for a study. This information includes items such as: the investigator name and address, payee and tax ID number for the investigator, the required currency for the site, any percentage breakouts of payments for a site to multiple payees, and the specifically negotiated payment details for the various elements of the study that the investigator will be performing.

Once the initial set-up is completed by the Information Systems staff, the payment amount details for the investigator, patient, and visit level payments, if applicable, are entered. Basic investigator site and demographic information is imported from the study’s ICOTrack database. This data cannot be edited on ICONomics Set-Up screens. Using the study’s investigator list, additional data entry is performed in two steps. First, the standard default information for schedules and all payments are entered. Once that is complete, the specific investigator level detail based on negotiated contracts is then entered. Only those authorized to work with this level of payment detail will have edit access to these data entry screens. Once the fields are entered and proofed, they are locked. Any changes to the fields are then recorded in a full audit trail.

ICONomics Tracking

After the ICONomics Set-Up activities are completed, the information is then used to generate and track payments made throughout the course of the study. Based on the details of the study provided on the set-up questionnaire completed by the project manager, various payment triggers and details are established. Once this is done, a request for payment based on the items that need to be paid is then made. The designated member of the clinical team would then review the requested payments and approve or disapprove them as needed. Once approval has been received, the payment details for each site are generated. The payment details are then given to the Finance Department where the information is then uploaded into the ICON Financial System. Checks are then produced for the identified payees for the amounts specified from ICONomics. The ICON Financial System then produces a data file with check numbers, dates, and site information that is then downloaded into ICONomics to update all the line items that were paid, noting the check number and date on which they were paid. Once this is done, a detailed report is generated that will accompany the check to the payee. Copies of these reports and checks are then also filed appropriately in the Finance Department.

Exhibit B

Cost and Payment Schedule

Estimates of ICON professional fees and pass-through costs for this study are presented on the following pages. These projected costs are reflective of the study assumptions presented in Exhibit B. Should the study assumptions change, or upon finalization and ICON review of the protocol and CRF, the estimates provided herein may require modification.

ICON incorporates an annual increase into its staff charge out rates to account for salary increases, cost of living increases, benefits, and competition for staff within the industry. Therefore, ICON has blended staff charge out rates across the lifetime of the study. The blending of rates has been ‘weighted’ and is in direct correlation to the timelines presented herein. If the timelines require modification this will impact the rates accordingly.

As a goodwill gesture to NTI, ICON has kept its rates at those used for 2003, with no annual increase included. This special allowance applies to studies 0302 and 0303. ICON has also included discounts for SAP creation and edit check programming and development, due to similarities between this study and NTI study 0303.

Estimated costs representing the total proposed budget for this project are presented in the table below.

Project Cost Category	Total Cost
Data Management (DataFax)	$	[***	]
Biostatistics/SAS® Programming	$	[***	]
IVRS Services	$	[***	]
Grant Administration (includes a 6% repeat customer discount)	$	[***	]

Subtotal Total Direct Fees		$605,194

Estimated Pass-Through Costs for CRF Printing and Shipment		$4,250

Total Study Budget		$609,444

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•	Travel costs for meetings, overnight delivery, teleconference bridge costs, etc., have not been included in this estimate, but will be treated as pass-through expenses.

•	ICON will arrange for 150 CRF binders to be produced and shipped by an outside vendor. Pass-through costs from the outside vendor are estimated to be approximately $25/binder.

Data Management (DataFax) Costs

Data Management (Data Fax)
Activity	Total Cost
Project Initiation	$[***]
DataFax Setup and Validation	$[***]
Data Management (including AE and Concomitant Medication Mapping	$[***]
CRF Review and Query Management	$[***]
Data Quality Control and Final Database Audit	$[***]
Processing Central Laboratory Data	$[***]
Data Transfer and Archiving	$[***]
Project Management (Progress Reports, Meetings, SAE Reconciliation)	$[***]

Data Management (Data Fax) Total	$[***]

Biostatistics Costs

Biostatistics
Activity	Total Cost
Analysis Plan	$[***]
Interim Analysis and Report	$[***]
Final Statistical Analysis	$[***]
Final Report Input	$[***]
Data Transfer and Archiving	$[***]
Project Management (Progress Reports, Meetings and Teleconferences	$[***]

Biostatistics Total	$[***]

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IVRS Costs

IVRS	Total Cost
System Development
Initial Set-Up Meeting
Script Development
System Programming
Computer and Telephone Configuration
Import/data entry of site information
Documentation
Reporting set-up
Demonstration/Sample system
Generate Randomization List	$	[	***]
Prompt Recording
English: $[***]	$	[	***]
Additional languages: $[***] per language plus pass through cost estimated at $[***] per language 1 Language @ $[***]	$	[	***]
Monthly Service Fee
Month 1 @ $[***]
Month 2 @ $[***]
Month 3 @ $[***]
Month 4 @ $[***]
Months 5-23 @ $[***] per month
System Maintenance
24-hour support service
Project Management
Reporting
Telephone/fax costs	$	[	***]
Telecom Costs	$	[	***]
Investigator’s Meeting
Preparation/Attendance/presentation at 2 meeting(s)
Face-to-Face Training Meeting	$	[	***]
Preparation/Attendance/presentation at 1 meeting	$	[	***]

22
*Confidential Treatment Requested

Grant Administration Costs

Investigator Grant Management	Unit	Number of Units	Rounded Price per Unit	Total Cost
Project Manager*	Month	25	$[***]	$[***]
Grant Administration**	Site /Month	345	$[***]	$[***]
ICOTrack/ICONomics Set-up	Set-up	1	$[***]	$[***]
ICOTrack/ICONomics Maintenance	Month	23	$[***]	$[***]

Grant Administration Subtotal				$[***]
6% Repeat Customer Discount				($[***])

Grant Administration Total				$[***]

23
*Confidential Treatment Requested

Data Management (Data Fax) & Biostatistics Payment Schedule

Milestone	Payment	Total Cost
Execution of Project Contract (November 2004)	$[***]	$[***]
Monthly Payments (December 2004 — Feb 2007)	$[***]/month for 27 months	$[***]

Total Cost:		$[***]

IVRS Payment Schedule

50% of system development fee is payable upon signature of final agreement. The remainder is payable when the system becomes operational. If enrollment is delayed, 25% of the monthly fee will be assessed for telephone and system maintenance. If applicable, travel expenses for set-up meeting will be pass-through.

The monthly fee will be assessed until IVRS is no longer required. A minimum number of months will be billed (66% of total number of months proposed) if all patients complete early. The monthly fee includes all telecom, telephone and fax charges. No additional pass-through costs will be assessed.

The cost for Investigator Meetings’ does not include pass-through expenses such as airfare, meals, etc. Additionally, the estimated cost includes 4 hours preparation, 8 hours of travel and a one-day meeting. Each additional day = $1,000.00

Grant Administration Payment Schedule

The ICOTrack/ICONomics Set-up fee is payable upon signature of final agreement. Project Manager, Grant Administration and ICOTrack/ICONomics Maintenance fees will be invoiced monthly for actual units incurred based on the costs outlined in the Grant Administration Cost Estimate section.

24
*Confidential Treatment Requested

Exhibit C

Transfer of Obligations

Neurobiological Technologies, Inc., as sponsor of the Protocol/Project Contract, hereby transfers responsibilities for the following obligations and ICON Clinical Research, L. P. hereby assumes such obligations, in accordance with 21 C.F.R. section 312.52.

Exhibit D

NTI Key Personnel

1.	Heather McLaughlin

Clinical Project Manager

3260 Blume Drive, Suite 500

Richmond, CA 94806

Phone: 510-262-1730

Fax: 510-262-0204

Email: heatherm@ntii.com

ICON Key Personnel

1.	Susan Arthur

Senior Biostatistician

ICON Clinical Research, L. P.

555 Twin Dolphin Road

Redwood City, CA 94065

Phone: 650-620-2134

Fax: 650-559-1536

Email: arthurs@iconus.com

2.	Cathy Jones

Senior Database Administrator

ICON Clinical Research, L. P.

555 Twin Dolphin Road

Redwood City, CA 94065

Phone: 650-620-2163

Fax: 650-559-1536

Email: jonesc@iconus.com